UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2000



                              CHS ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                              0-24244                87-0435376
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


760 N.W. 107TH AVENUE, SUITE 100, MIAMI, FLORIDA                   33172
(Address of principal executive offices)                         (Zip Code)


                                 (305) 485-2740
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On May 10, 2000, CHS Electronics, Inc., (the "Company") announced that it was amending its voluntary petition for relief filed under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") (Case No. 00-12731-BKC-RAM) to be a liquidating plan. The Company's Disclosure Statement (the "Disclosure Statement") and Amended Liquidating Plan of Reorganization (the "Amended Plan") were filed with the Bankruptcy Court on May 12, 2000. The hearing on approval of the Disclosure Statement is scheduled for June 8, 2000 in the Bankruptcy Court. If the Disclosure Statement is approved by the Bankruptcy Court, then a hearing to consider confirmation of the Amended Plan will be scheduled. Objections to the Disclosure Statement must be filed with the Bankruptcy Court and served so as to be actually received on June 5, 2000 by 4:30 p.m. EDT by the Company, individual members of the Official Committee of Creditors holding Unsecured Claims and Official Committee of Noteholders, counsel to the Committees, any Chapter 11 trustee or examiner that has been appointed, and the U.S. Trustee.

         The Amended Plan contemplates that the Company and its subsidiaries will continue to operate in a normal manner while the Company seeks confirmation by the Bankruptcy Court of the Amended Plan. The Amended Plan, if approved, provides for the sale of the Company's European subsidiaries. Any remaining assets would be liquidated with the proceeds subsequently distributed to the Company's creditors. There would be no distribution to the Company's shareholders under the Amended Plan. The Company would subsequently cease its business activities.

         The Company also announced on May 10, 2000 that Claudio Osorio resigned his positions as Director and Executive Officer of the Company.

         The above descriptions are qualified by reference to the Amended Plan and the Disclosure Statement, which are filed as exhibits to this Report and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

              EXHIBIT NO.  DESCRIPTION
              -----------  -----------

                  2.1 Amended Liquidating Plan of Reorganization of CHS Electronics, Inc., filed on May 12, 2000 with the United States Bankruptcy Court for the Southern District of Florida.

                  2.2 CHS Electronics, Inc.'s Disclosure Statement in support of its Amended Liquidating Plan of Reorganization, dated May 12, 2000.

                  99.1     Press Release issued on May 10, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHS ELECTRONICS, INC.


Date:  May 30, 2000                   By:  /s/ Burton Emmer
                                           -----------------------------
                                               Burton Emmer
                                               Acting Chief Financial Officer

                                  EXHIBIT INDEX

              EXHIBIT NO.  DESCRIPTION
              -----------  -----------

                  2.1 Amended Liquidating Plan of Reorganization of CHS Electronics, Inc., filed on May 12, 2000 with the United States Bankruptcy Court for the Southern District of Florida.

                  2.2 CHS Electronics, Inc.'s Disclosure Statement in support of its Amended Liquidating Plan of Reorganization, dated May 12, 2000.

                  99.1     Press Release issued on May 10, 2000.